UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2013 (March 4, 2013)

LIFEPOINT HOSPITALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Powell Court Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 372-8500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

On March 4, 2013, LifePoint Hospitals, Inc. (the “Company”) announced that its Board of Directors has approved a $100 million increase in the size of its existing share repurchase program, previously announced on September 16, 2011.  In addition, the share repurchase program was extended from March 13, 2013 to August 20, 2014.  Through the share repurchase program, the Company may repurchase shares through open market purchases or privately negotiated transactions in accordance with its senior credit facility and with applicable federal securities laws, including Rule 10b-18 of the Securities Exchange Act of 1934 as amended (the “Act”).  A copy of the press release is attached as Exhibit 99.1.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

99.1            Copy of press release issued by the Company on March 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

	By:	/s/ Paul D. Gilbert
	Name:	Paul D. Gilbert
	Title:	Executive Vice President and Chief
Legal Officer

Date: March 4, 2013